UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On April 5, 2013, the Anacor Pharmaceuticals, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with the Bill & Melinda Gates Foundation (the “Gates Foundation”), pursuant to which the Company issued 809,061 shares of its unregistered common stock at a purchase price of $6.18 per share for aggregate gross proceeds of approximately $5,000,000. The Purchase Agreement includes representations, warranties and covenants customary for a transaction of this type. No underwriting discounts or commissions were paid in this transaction.  Pursuant to the terms of the Purchase Agreement, the Company has agreed to use its commercially reasonable efforts to register the shares of common stock purchased under the Purchase Agreement within 90 days on a Registration Statement on Form S-3. The Purchase Agreement was entered into in connection with the Research Agreement referenced in Item 8.01 of this Current Report.

The securities sold have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. The issuance was made in reliance on Rule 506 promulgated under the Securities Act and was made without general solicitation or advertising.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 4.1, and is incorporate herein by reference.

ITEM 8.01	OTHER EVENTS.

On April 8, 2013, Anacor Pharmaceuticals, Inc. issued a press release announcing the entry into a Research Agreement with the Gates Foundation. The material terms of the Research Agreement will be described in a subsequent Current Report on Form 8-K.

A copy of such press release is attached as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
4.1	Common Stock Purchase Agreement between Anacor Pharmaceuticals, Inc. and the Bill & Melinda Gates Foundation, dated as of April 5, 2013.
99.1	Press Release titled “Anacor Pharmaceuticals Receives Significant Investment to Support Neglected Disease Research” dated April 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2013	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Common Stock Purchase Agreement between Anacor Pharmaceuticals, Inc. and the Bill & Melinda Gates Foundation, dated as of April 5, 2013.
99.1	Press Release titled “Anacor Pharmaceuticals Receives Significant Investment to Support Neglected Disease Research” dated April 8, 2013